      As filed with the Securities and Exchange Commission on April 1, 2002

                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ______________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                  ______________

                             RAINMAKER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                  33-0442860
     (State or other jurisdiction              (IRS Employer Identification No.)
     of incorporation or organization)

             1800 Green Hills Road, Scotts Valley, California 95066
               (Address of principal executive offices)(Zip Code)

                             RAINMAKER SYSTEMS, INC.
                            1999 STOCK INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)
                                  ______________

                                 Michael Stilton
          President, Chief Executive Officer and Chairman of the Board
                             RAINMAKER SYSTEMS, INC.
             1800 Green Hills Road, Scotts Valley, California 95066
                     (Name and address of agent for service)

                                 (831) 430-3800
          (Telephone number, including area code, of agent for service)
                                  ______________

                                                 CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                                        Proposed           Proposed
                     Title of                                            Maximum           Maximum
                    Securities                          Amount          Offering           Aggregate           Amount of
                       to be                             to be            Price            Offering          Registration
                    Registered                        Registered(1)     per Share(2)        Price(2)              Fee
                    ----------                        ----------        ---------           -----                 ---
Rainmaker Systems, Inc.
1999 Stock Incentive Plan
-------------------------
Common Stock, $0.001 par value                       1,536,703 shares        $0.35        $537,846.05             $49.49

Rainmaker Systems, Inc.
1999 Employee Stock Purchase Plan
---------------------------------
Common Stock, $0.001 par value                         384,175 shares        $0.35        $134,461.25             $12.37

                            Aggregate Total Shares:  1,920,878 shares                   Aggregate Total Fee:      $61.86

==========================================================================================================================

(1) Represents additional shares issuable under the Registrant's 1999 Stock Incentive Plan and 1999 Employee Stock Purchase Plan by reason of the automatic share increase provisions of those plans. This Registration Statement shall also cover any additional shares of Common Stock attributable to these registered shares which become issuable under the Registrant's 1999 Stock Incentive Plan and 1999 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, (the "1933 Act"), on the basis of the average of the high and low selling prices per share of Registrant's Common Stock on March 26, 2002 as reported by the Nasdaq National Market.

================================================================================

                                     PART II

               Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

                  Rainmaker Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Commission on March 29, 2001;

                  (b) The Registrant's Registration Statement on Form 8-A12G filed with the Commission on November 9, 1999, in which are described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities
         -------------------------

                  Not applicable.

Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

                  Not applicable.

Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

                  Under Section 145 of the Delaware General Corporation Law, the Registrant can indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933 (the "Securities Act"). The Registrant's certificate of incorporation further provides that the Registrant is authorized to indemnify its directors and officers to the fullest extent permitted by law through the bylaws, agreement, vote of stockholders or disinterested directors, or otherwise. The bylaws provide that Registrant will indemnify its directors and officers to the fullest extent permitted by law and require Registrant to advance litigation expenses upon receipt of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. Registrant's bylaws further provide that rights conferred under such bylaws do not exclude any other right such persons may have or acquire under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                  Registrant also has directors' and officers' liability insurance. In addition, Registrant is entering into agreements to indemnify its directors and certain officers, in addition to the indemnification provided for in the certificate of incorporation and bylaws. These agreements, among other things, indemnify the directors and certain officers for certain expenses (including attorney fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of Registrant, on account of services by that person as a director or officer of Registrant or of any subsidiary of Registrant, or as a director or officer of any other company or enterprise that the person provides services to at Registrant's request.

                  Registrant's certificate of incorporation provides that, pursuant to Delaware Law, the directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to Registrant or its stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware Law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to Registrant or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware Law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Item 7.  Exemption from Registration Claimed
         -----------------------------------

                  Not applicable.

Item 8.  Exhibits
         --------

   Exhibit Number     Exhibit
   --------------     -------
        4             Instruments Defining the Rights of Stockholders. Reference
                      is made to Registrant's Registration Statement No.
                      000-28009 on Form 8-A12G, together with any exhibits
                      thereto, which are incorporated herein by reference
                      pursuant to Item 3(b) to this Registration Statement.
        5             Opinion and Consent of Brobeck, Phleger & Harrison LLP.
        23.1          Consent of Independent Auditors.
        23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
                      Exhibit 5.
        24            Power of Attorney.  Reference is made to page II-4 of this
                      Registration Statement.
        99.1          Rainmaker Systems, Inc. 1999 Stock Incentive Plan.*
        99.2          Rainmaker Systems, Inc. 1999 Employee Stock Purchase
                      Plan.**

* 99.1 is incorporated by reference to Exhibit 99.1 of Registrant's Registration Statement No. 333-63034 on Form S-8 filed with the Commission on June 14, 2001.

** 99.2 is incorporated by reference to Exhibit 99.4 of Registrant's Registration Statement No. 333-91095 on Form S-8 filed with the Commission on November 17, 1999.

Item 9.  Undertakings
         ------------

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"),
(ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1999 Stock Incentive Plan and 1999 Employee Stock Purchase Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 above or otherwise, the Registrant has been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scotts Valley, State of California, on this 29th day of March 2002.

                                          RAINMAKER SYSTEMS, INC.

                                          By:  /s/ Michael Stilton
                                               ---------------------------------
                                               Michael Stilton
                                               President, Chief Executive
                                               Officer and Chairman of the Board


                                POWER OF ATTORNEY
                                -----------------

KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of Rainmaker Systems, Inc., a Delaware corporation, do hereby constitute and appoint Michael Silton his lawful attorney-in-fact and agent with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                              Title                             Date
------------------------       --------------------------------------     ---------------

/s/ Michael Stilton            President, Chief Executive Officer and      March 29, 2002
------------------------       Chairman of the Board (Principal
Michael Silton                 Executive Officer)


/s/ Martin Hernandez           Chief Operating Officer, Secretary and      March 29, 2002
------------------------       Chief Financial Officer (Principal
Martin Hernandez               Financial and Accounting Officer)

    Signature                        Title                  Date
-----------------------------    ---------------      -----------------

/s/ Robert Leff                    Director             March 29, 2002
-----------------------------
Robert Leff

/s/ Alok Mohan                     Director             March 29, 2002
-----------------------------
Alok Mohan

/s/ James Richardson               Director             March 29, 2002
-----------------------------
James Richardson

/s/ Andrew Sheehan                 Director             March 29, 2002
-----------------------------
Andrew Sheehan

                                  EXHIBIT INDEX
                                  -------------

   Exhibit Number     Exhibit
   --------------     -------

        4             Instruments Defining the Rights of Stockholders. Reference
                      is made to Registrant's Registration Statement No.
                      000-28009 on Form 8-A12G, together with any exhibits
                      thereto, which are incorporated herein by reference
                      pursuant to Item 3(b) to this Registration Statement.
        5             Opinion and Consent of Brobeck, Phleger & Harrison LLP.
        23.1          Consent of Independent Auditors.
        23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
                      Exhibit 5.
        24            Power of Attorney.  Reference is made to page II-4 of this
                      Registration Statement.
        99.1          Rainmaker Systems, Inc. 1999 Stock Incentive Plan.*
        99.2          Rainmaker Systems, Inc. 1999 Employee Stock Purchase
                      Plan.**

* 99.1 is incorporated by reference to Exhibit 99.1 of Registrant's Registration Statement No. 333-63034 on Form S-8 filed with the Commission on June 14, 2001.

** 99.2 is incorporated by reference to Exhibit 99.4 of Registrant's Registration Statement No. 333-91095 on Form S-8 filed with the Commission on November 17, 1999.